EXCHANGE TRADED CONCEPTS TRUST

ROBO Global® Robotics and Automation Index ETF

NYSE Arca: ROBO

Supplement dated January 14, 2019 to the

currently effective Prospectus and Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the currently effective Prospectus and SAI for the ROBO Global® Robotics and Automation Index ETF (the “Fund”) and should be read in conjunction with those documents.

Please note the following changes to the Fund’s Prospectus and SAI, which took effect October 1, 2018:

•	In the Prospectus, on page 19, the third paragraph under “Fund Management” is hereby deleted in its entirety and replaced with the following:

Sub-Adviser. Vident Investment Advisory, LLC, or the Sub-Adviser, is a Delaware limited liability company located at 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076. The Sub-Adviser was formed in 2014 and provides investment advisory services to exchange-traded funds, including the Fund. The Sub-Adviser is responsible for trading portfolio securities and other investment instruments on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board. Under a sub-advisory agreement, the Adviser pays the Sub-Adviser a fee, calculated daily and paid monthly, out of the fee the Adviser receives from the Fund.

•	In the SAI, on page 22, the eighth paragraph under “Investment Advisory and Other Services” is hereby deleted in its entirety and replaced with the following:

The Adviser and the Sub-Adviser have entered into a sub-advisory agreement with respect to the Fund (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board. For the services the Sub-Adviser provides, the Adviser pays the Sub-Adviser a fee, calculated daily and paid monthly, at the following annual rates, each expressed as a percentage of the average daily net assets of the Fund: 0.04% on up to $500 million in assets, 0.035% on the next $500 million, and 0.03% on assets in excess of $1 billion; subject to an annual minimum fee of $20,000.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ROB-SK-013-0100